Clipper Fund, Inc.

			(CFIMX)

CUSIP: 188850-10-1				Performance Results
12 B-1 Fee:		None			Clipper	S&P 500
Management Fee		1.00%		Jan	-3.22%	-2.62%
02 Expense Ratio:				Feb
Net of Expense Reduction		1.07%		Mar
Gross of Expense Reduction		1.12%		1st Qtr.	-3.22%	-2.62%
02 Distribution Yield		4.20%		Apr
02 Turnover Rate		48.10%		May
02 Total return		-5.51%		Jun
				2nd Qtr.	0.00%	0.00%
				Jul
Portfolio Characteristics as of 12/31/02				Aug
P/E IBES		13.4		Sep
P/B Ratio		3.4		3rd Qtr.	0.00%	0.00%
EPS Growth (L2)		15.4		Oct
Sales Growth		18.9		Nov
Payout Ratio		51.1		Dec
Avg Wtd Mkt Cap ($Bil)		34.149		4th Qtr.	0.00%	0.00%
Med Mkt Cap ($Bil)		10.458		YTD	-3.22%	-2.62%
Number of Stocks		35		Trailing Returns 01/31/03
# of Accounts		29,974		1 yr	-9.09%	-23.02%
				3 yr	12.48%	-13.82%
				5 yr	9.81%	-1.33%
Top Ten Holdings as of 12/31/02				7 yr	13.43%	5.95%
1	Tyco International Ltd.	9.4		10 yr	14.48%	8.96%
2	Freddie Mac	8.8		Incep.	15.50%	12.34%
3	Electronic Data Systems Corpororation	6.2
4	Philip Morris Companies Inc.	5.6		2003
5	Fannie Mae	4.9		Mo.-End	NAV's	Net Assets	Shares
6	American Express Company	3.8		Dec 2002	$75.73	$5,001,187,579	66,037,116.144
7	El Paso Corporation	3.4		Jan	$73.29	$5,025,611,960	68,568,515.888
8	UST Inc.	3.2		Feb
9	Tenet Healthcare Corporation	3.1		Mar
10	Equity Residental	3.0		Apr
				May
Top Ten Sectors as of 12/31/02				Jun
1	Food & Tobacco	17.1		Jul
2	Mortgage Finance	16.0		Aug
3	Industrial & Electrical Equipment	10.5		Sep
4	Health Care	10.1		Oct
5	Real Estate Investments	8.3		Nov
6	Retailers	7.8		Dec
7	Computer Services	6.2		High	80.61	01/14/03
8	Special Situations & Other	5.1		Low	72.04	01/30/03
9	Insurance & Financial Services	4.7
10	Energy	3.4		Month of January
					NAV	Assets(M)	YTD %
P/A Composition as of 12/31/02				2-Jan	$77.51	$5,119.3	2.35%
Cash & Accruals		4%		3-Jan	$77.99	$5,173.9	2.98%
Zero Coupon Government Bonds		0%		6-Jan	$78.86	$5,252.8	4.13%
Short Term Notes		2%		7-Jan	$78.78	$5,279.4	4.03%
Stocks		94%		8-Jan	$78.63	$5,289.7	3.83%
Total		100%		9-Jan	$80.01	$5,392.0	5.65%
				10-Jan	$79.82	$5,389.7	5.40%
2002 Year End Distribution				13-Jan	$80.28	$5,434.9	6.01%
Record Date		12/20/2002		14-Jan	$80.61	$5,467.1	6.44%
Ex/Re-invest Date		12/23/2002		15-Jan	$79.99	$5,441.6	5.63%
Pay Date		12/27/2002		16-Jan	$80.05	$5,460.9	5.70%
Re-Invest NAV		$75.71		17-Jan	$79.47	$5,431.1	4.94%
NOI		$1.07831		21-Jan	$77.75	$5,318.1	2.67%
STCG		$1.32401		22-Jan	$76.33	$5,232.0	0.79%
LTCG		$0.79082		23-Jan	$76.32	$5,241.4	0.78%
Total		$3.19314		24-Jan	$74.48	$5,121.0	-1.65%
				27-Jan	$73.00	$5,016.5	-3.60%
Historical Risk Analysis				28-Jan	$73.99	$5,075.0	-2.30%
	Clipper	S&P 500		29-Jan	$73.71	$5,060.7	-2.67%
Std Dev	12.17	15.54		30-Jan	$72.04	$4,944.5	-4.87%
Beta	0.58	1.00		31-Jan	$73.29	$5,032.9	-3.22%
R2	0.54	1.00

These returns assume redemption at the end of each period and the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original value. For comparison purposes, the S&P 500 Index is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. A prospectus containing more information, including charges and expenses, may be obtained from the Fund by calling (800)776-5033. Please read the prospectus carefully before investing.

Last Updated on 2/19/2003